CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Quarterly Report of The KingThomason Group, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 (the "Report"), I, T.E. King III, Chief Financial Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November  14,  2003

                                    /s/  Thomas  E.  King  III
                                    --------------------------------------------
                                    T.E.  King  III
                                    Chief  Financial  Officer


     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.
















                                                                    Exhibit 32.1
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